UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21603

                      SPECIAL VALUE OPPORTUNITIES FUND, LLC
               (Exact Name of Registrant as Specified in Charter)

                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
               (Address of Principal Executive Offices) (Zip Code)

                          DAVID A. HOLLANDER, SECRETARY
                      SPECIAL VALUE OPPORTUNITIES FUND, LLC
                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
                     (Name and Address of Agent for Service)

       Registrant's telephone number, including area code: (310) 566-1000

                                   Copies to:
                             RICHARD T. PRINS, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                FOUR TIMES SQUARE
                            NEW YORK, NEW YORK 10036


                   Date of fiscal year end: DECEMBER 31, 2004

                   Date of reporting period: DECEMBER 31, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.





     ANNUAL SHAREHOLDER REPORT

     Special Value Opportunities Fund, LLC
     December 31, 2004

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                            Annual Shareholder Report

                                December 31, 2004




                                    Contents

Audited Financial Statements

Report of Registered Public Accounting Firm...................................1
Statement of Assets and Liabilities ..........................................2
Statement of Investments in Securities of Unaffiliated Issuers ...............3
Statement of Investments in Affiliates .......................................5
Statement of Operations.......................................................6
Statement of Changes in Net Assets............................................7
Statement of Cash Flows.......................................................8
Notes to Financial Statements.................................................9

Supplemental Information

Portfolio Asset Allocation (Unaudited).......................................24
Directors and Officers (Unaudited)...........................................25





Special Value Opportunities Fund, LLC (the "Company") files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the fund's proxy voting guidelines may be obtained on the SEC's website at www.sec.gov, or by calling the Company's adviser, Tennenbaum Capital Partners, at (310) 566-1000. Collect calls for this purpose are accepted.

             Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Special Value Opportunities Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Opportunities Fund, LLC (the Company), including the statements of investments, as of December 31, 2004, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period July 13, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Opportunities Fund, LLC at December 31, 2004, the results of its operations, changes in its net assets and its cash flows and financial highlights for the period July 13, 2004 (commencement of operations) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.



Los Angeles, California
February 18, 2005

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statement of Assets and Liabilities

                                December 31, 2004

                                                                    Cost         Fair Value
                                                               -------------    -------------
Assets
Investments in securities of unaffiliated issuers
Debt securities                                                $ 191,059,514    $ 194,413,503
                                                               -------------    -------------
Total investments in securities of unaffiliated issuers          191,059,514      194,413,503

Investments in affiliates
Debt securities                                                   22,786,893       23,651,358
Equity securities                                                 25,894,574       38,911,681
                                                               -------------    -------------
Total investments in affiliates                                   48,681,467       62,563,039
                                                               -------------    -------------
Total investments                                                239,740,981      256,976,542

Cash and cash equivalents                                                         155,364,037
Accrued interest income on securities of unaffiliated issuers                       1,603,884
Accrued interest income on securities of affiliated issuers                            83,755
Prepaid expenses and other assets                                                     400,142
Deferred debt issuance costs                                                        7,150,377
                                                                                -------------
Total assets                                                                      421,578,737
                                                                                -------------

Liabilities
Credit facility payable                                                            91,000,000
Payable for investment securities purchased                                        14,986,250
Dividends payable                                                                   3,500,000
Management and advisory fees payable                                                1,481,250
Directors fees payable                                                                 53,750
Accrued expenses and other liabilities                                                799,252
                                                                                -------------
Total liabilities                                                                 111,820,502
                                                                                -------------

Preferred Stock
Auction rate money market preferred stock; $25,000/share
 liquidation preference; 9,520 shares authorized,
 2,900 shares issued and outstanding                                               72,500,000
Accumulated dividends on auction rate money market
 preferred stock                                                                       53,293
Series S; $1,000/share liquidation preference; 1 share
 authorized, issued and outstanding                                                     1,000
Reserve for potential distributions to Series S
 preferred stock                                                                    1,692,547
Series Z; $500/share liquidation preference; 400 shares
 authorized, issued and outstanding                                                   200,000
Accumulated dividends on Series Z preferred stock                                       3,822
                                                                                -------------
Total preferred stock                                                              74,450,662
                                                                                -------------
Net assets applicable to common shareholders                                    $ 235,307,573
                                                                                =============

Composition of net assets applicable to common shareholders:
Unlimited shares authorized, $0.001 par value, 13,063.202
 shares issued and outstanding                                                  $          13
Paid-in capital in excess of par                                                  223,321,661
Distributions in excess of net investment income                                   (3,500,000)
Accumulated net realized gain on investments                                               --
Accumulated net unrealized gain on investments                                     17,235,561
Accumulated dividends and reserve for potential dividends
 to preferred                                                                      (1,749,662)
                                                                                -------------
Net assets applicable to common shareholders                                    $ 235,307,573
                                                                                =============

Common Stock, NAV per share                                                     $   18,013.01


See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

         Statement of Investments in Securities of Unaffiliated Issuers

                                December 31, 2004

         Showing Percentage of Total Cash and Investments of the Company

                                                                                                                Percent of
                                                                                   Principal         Fair        Cash and
Security                                                                             Amount         Value       Investments
---------------------------------------------------------------------------------------------------------------------------
Debt Securities (47.15%)
Bank Debt (34.42%) (1)
Diversified/Conglomerate Manufacturing (-0.02%)
Foster Wheeler Corp. Letters of Credit, 6.0% to 8.0%, due 4/30/05 (2)
   (Acquired 7/15/04, Cost ($240,043))                                            $17,333,258        (86,666)       -0.02%

Machinery (Nonagriculture, Nonconstruction, Nonelectronic) (15.44%)
Ahern Rentals, Inc. Senior Secured Notes, 12% Cash + 2.5% PIK, due 10/29/09
   (Acquired 10/29/04, Amortized Cost $63,258,104)                                $63,566,577     63,646,035        15.44%

Personal Transportation (12.05%)
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 10/12/16
   (Acquired 10/12/04, Amortized Cost $31,153,881)                                $31,450,246     31,764,749         7.70%
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 11/19/17
   (Acquired 11/19/04, Amortized Cost $17,526,937)                                $17,737,868     17,915,246         4.35%
                                                                                                  ----------
Total Personal Transportation                                                                     49,679,995

Telecommunications (6.95%)
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 2% PIK, due 9/14/09
   (Acquired 9/20/04, Amortized Cost $28,984,810)                                 $29,404,496    $28,669,383         6.95%

Corporate Fixed Income Securities (8.06%)
Diversified/Conglomerate Manufacturing (3.41%)
Mastec, Inc. Senior Sub. Notes, 7.75%, due 2/1/08                                 $14,644,000     14,058,240         3.41%

Leisure, Amusement, Motion Pictures and Entertainment (4.65%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07        $21,740,000     19,185,550         4.65%

Government Securities (4.67%)
United States Government Treasury Bill, 2.19%, due 3/10/05 (3)
   (Acquired 12/09/04, Cost $19,260,966)                                          $19,367,000     19,260,966         4.67%

                                                                                                 -----------
Total Debt Securities of Unaffiliated Issuers (cost $191,059,514)                                194,413,503
                                                                                                 -----------

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

         Statement of Investments in Securities of Unaffiliated Issuers
                                   (Continued)

                                December 31, 2004

         Showing Percentage of Total Cash and Investments of the Company

                                                                                                      Percent of
                                                                  Principal           Fair             Cash and
Security                                                           Amount            Value           Investments
-----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents (37.68%)
American Express Commercial Paper, 2.15%, due 1/6/05            $15,000,000        14,973,125              3.63%
GECC Commercial Paper, 2.27%, due 1/10/05                       $15,000,000        14,967,842              3.63%
GMAC Commercial Paper, 2.47%, due 1/6/05                        $15,000,000        14,969,125              3.63%
UBS Finance Commercial Paper, 2.20%, due 1/14/05                $15,000,000        14,986,250              3.63%
United States Government Treasury Bill, 1.74%, due 1/13/05      $13,000,000        12,989,318              3.15%
United States Government Treasury Bill, 1.73%, due 1/27/05      $50,000,000        49,925,514             12.11%
Wells Fargo Bank Overnight REPO                                 $17,725,049        17,725,049              4.30%
Cash Held on Account at Various Institutions                    $14,827,814        14,827,814              3.60%
                                                                                 ------------
Total Cash and Cash Equivalents                                                   155,364,037
                                                                                 ------------

Total Cash and Investments in Securities of
 Unaffiliated Issuers                                                            $349,777,540             84.83%
                                                                                 ============

Notes to Statement of Investments in Securities of Unaffiliated Issuers:

(1) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2) Unfunded commitments purchased at a discount to par are valued at the discount in effect as of December 31, 2004. The stated range of rates reflect the fees in effect as of December 31, 2004 on various Standby Performance and Standy Financial Letters of Credit issued, but unfunded as of such date. Stated rates do not include additional fees on unissued portions of the total principal commitment. The unfunded commitment is collateralized by U.S. Treasuries.

(3) Securities pledged as collateral to secure Foster Wheeler Corp. Letters of Credit.

Aggregate purchases and aggregate sales of investment securities of unaffiliated issuers, other than Government securities, totaled $193,346,616 and $21,879,149 respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

Aggregate unrealized gains and aggregate unrealized losses on investments in securities of unaffiliated issuers totaled $3,669,415 and $315,426, respectively.

The total value of restricted securities of unaffiliated issuers as of December 31, 2004, was $141,908,747, or 34.42% of total cash and investments of the Company.

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                    Statement of Investments in Affiliates(1)

                                December 31, 2004

         Showing Percentage of Total Cash and Investments of the Company


                                                                               Principal                    Percent of
                                                                                Amount        Fair          Cash and
Security                                                                       or Shares      Value         Investments
------------------------------------------------------------------------------------------------------------------------
Debt Securities (5.74%)
Bank Debt (4.73%) (2)
Diversified/Conglomerate Manufacturing (4.73%)
Intentia International AB Secured Notes, LIBOR + 9%, due 9/14/09
   (Acquired 9/13/04, Amortized Cost $18,385,623) - (Sweden)                  $18,835,419   $19,494,658        4.73%

Corporate Fixed Income Securities (1.01%)
Diversified/Conglomerate Manufacturing (1.01%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11
   (Received 10/20/04, Cost $4,401,270) (3), (4)                              $ 3,940,000     4,156,700        1.01%

                                                                                            -----------
Total Debt Securities of Affiliates (cost $22,786,893)                                       23,651,358
                                                                                            -----------

Common Stock (9.43%)
Diversified/Conglomerate Manufacturing (9.43%)
Intentia International AB Series A Common
   (Acquired 9/13/04, Cost $436,499) - (Sweden) (3), (4), (5), (6)                359,893       770,527        0.19%
Intentia International AB Series B Common
   (Acquired 9/13/04, Cost $15,876,598) - (Sweden) (3), (4), (5), (6)          13,090,237    28,026,064        6.79%
International Wire Group, Inc. Common Stock
   (Received 10/20/04, Cost $9,581,477) (3), (4), (6)                             637,171    10,115,090        2.45%
                                                                                            -----------
Total Common Stock of Affiliates (cost $25,894,574)                                          38,911,681
                                                                                            -----------

Total Investments in Securities of Affiliated Issuers (cost of $48,681,467)                 $62,563,039       15.17%
                                                                                            ===========

Notes to Statement of Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of more than 5% of the issuer's voting securities.

(2) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(3)   Investment is not a controlling position.

(4) Securities regulations temporarily restrict the sale of this security due to membership on the Board of Directors of the issuer by an affiliate of the Company.

(5)   Denominated in Swedish Kroner, and converted to US Dollars.

(6)   Non-income producing security.

Aggregate purchases and aggregate sales of investment securities of affiliated issuers, other than Government securities, totaled $48,660,377 and zero, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

Aggregate unrealized gains and aggregate unrealized losses on investments in securities of affiliated issuers totaled $14,126,142 and $244,570, respectively.

The total value of restricted securities of affiliated issuers as of December 31, 2004, was $62,563,039, or 15.17% of total cash and investments of the Company.

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                             Statement of Operations

  Period from July 13, 2004 (commencement of operations) to December 31, 2004

Investment Income:
Interest income from investments in securities of unaffiliated issuers   $  6,035,052
Interest income from investments in affiliates                                709,967
Income from original issue discount                                            50,319
                                                                         ------------
Total interest and related investment income                                6,795,338
                                                                         ------------

Operating Expenses:
Management and advisory fees                                                8,295,000
Organization costs                                                          2,830,793
Credit enhancement fees                                                       736,489
Commitment fees                                                               444,917
Amortization of deferred debt issuance costs                                  444,623
Insurance expense                                                             209,563
Legal fees, professional fees and due diligence expenses                      197,560
Director fees                                                                  87,676
Interest expense                                                               85,415
Other operating expenses                                                      252,263
                                                                         ------------
Total expenses                                                             13,584,299
                                                                         ------------

Net investment loss                                                        (6,788,961)

Net realized and unrealized gain on investments
Net realized gain on investments:
Proceeds from sales, maturities and paydowns                               21,879,149
Cost of investments sold, paid down, or matured                            21,577,289
                                                                         ------------
Accreted discount on investments sold or matured
                                                                         ------------
Net realized gain on investments                                              301,860

Change in net unrealized gain:
Net unrealized gain, beginning of period                                           --
Net unrealized gain, end of period                                         17,235,561
                                                                         ------------
Net change in unrealized gain on investments                               17,235,561
                                                                         ------------
Net realized and unrealized gain on investments                            17,537,421
                                                                         ------------

Dividends paid to preferred shareholders                                     (432,049)
Reserve for potential dividends to preferred shareholders                  (1,749,662)

                                                                         ------------
Net increase in net assets applicable to common shareholders
  resulting from operations                                              $  8,566,749
                                                                         ============


See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statement of Changes in Net Assets

   Period from July 13, 2004 (commencement of operations) to December 31, 2004


Total common shareholder committed capital                               $ 711,000,000
                                                                         =============

Net assets applicable to common shareholders, July 13, 2004              $          --

Common shareholder contributions                                           248,850,000
Equity placement and offering costs charged to paid-in capital             (18,609,176)
                                                                         -------------
Common shareholder contributions, net                                      230,240,824

Net investment loss                                                         (6,788,961)
Net realized gain on investments                                               301,860
Net change in unrealized gain on investments                                17,235,561
Dividends paid to preferred shareholders from returns of capital              (432,049)
Reserve for potential dividends to preferred shareholders                   (1,749,662)
                                                                         -------------
Net increase in common shareholders' capital resulting from operations       8,566,749

Distributions to common shareholders from net investment income             (3,500,000)

                                                                         -------------
Net assets applicable to common shareholders, December 31, 2004          $ 235,307,573
                                                                         =============

Distributions in excess of net investment income, December 31, 2004      $  (3,500,000)


See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                             Statement of Cash Flows

   Period from July 13, 2004 (commencement of operations) to December 31, 2004

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations   $   8,566,749
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
   Net realized gain on investments                                                           (301,860)
   Net change in unrealized gain on investments                                            (17,235,561)
   Dividends paid to auction rate money market preferred shareholders                          432,049
   Reserve for potential dividends to preferred shareholders                                 1,749,662
   Income from original issue discount                                                         (50,319)
   Income from paid in-kind capitalization                                                    (446,936)
   Amortization of deferred debt issuance costs                                                444,623
   Changes in assets and liabilities:
     Purchases of investment securities                                                   (260,821,015)
     Proceeds from sales, maturities and paydowns of investment securities                  21,879,149
     Increase in deferred debt issuance costs                                               (7,595,000)
     Increase in prepaid expenses and other assets                                            (400,142)
     Increase in accrued interest income on securities of unaffiliated issuers              (1,603,884)
     Increase in accrued interest income on securities of affiliated issuers                   (83,755)
     Increase in payable for investment securities purchased                                14,986,250
     Increase in management and advisory fees payable                                        1,481,250
     Increase in directors fees payable                                                         53,750
     Increase in accrued expenses and other liabilities                                        799,252
                                                                                         -------------
Net cash used in operating activities                                                     (238,145,738)
                                                                                         -------------

Financing activities
Proceeds from issuance of common shares                                                    248,850,000
Payments for equity placement and offering costs                                           (18,609,176)
Proceeds from draws on credit facility                                                     139,000,000
Payments to credit facility                                                                (48,000,000)
Proceeds from issuance of auction rate money market preferred shares                        72,500,000
Proceeds from issuance of Series S & Series Z preferred shares                                 201,000
Dividends paid to auction rate money market preferred shareholders                            (432,049)
                                                                                         -------------
Net cash provided by financing activities                                                  393,509,775
                                                                                         -------------

Net increase in cash and cash equivalents                                                  155,364,037
Cash and cash equivalents at beginning of period                                                    --
                                                                                         -------------
Cash and cash equivalents at end of period                                               $ 155,364,037
                                                                                         =============


See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                          Notes to Financial Statements

                                December 31, 2004

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced on July 13, 2004. The Company received initial funding on July 13, 2004 and was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC ("TCP") serves as the Investment Manager of the Company. In addition, Babson Capital Management LLC will serve as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC ("Tennenbaum & Co.") and certain affiliates. The Company, TCP, Tennenbaum & Co., their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company's Directors. Holders of common shares and preferred shares vote together as a single class.

Company Structure

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company's common shares, $238 million of Auction Rate Money Market preferred shares ("APS"), $473 million under a Senior Secured Revolving Credit Facility (the "Senior Facility"), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments will be included in the collateral for the

Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At December 31, 2004, there was $91 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility will be provided by a AAA/Aaa rated monoline insurer (the "Insurer") through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company's equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors have committed to purchase $711 million of the Company's common shares over a two year period on dates specified by the Company. On July 13, 2004, each investor contributed 20% of its capital commitment to purchase common shares. The Company called an additional 15% of the common share commitment which was received by the Company during the week of November 15, 2004. The Company expects to call and receive the remaining 65% of the common share commitments by July 12, 2006. The ratio of contributed to committed capital is 0.35:1.

Auction Rate Money Market Preferred Capital

At December 31, 2004, the Company had 2,900 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company's option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2004, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company has entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two year period based on an agreed upon drawdown schedule and subject to certain criteria.

The issuances of the APS will total $238 million of the Company's total capitalization. On July 13, 2004, $37.5 million of the total expected APS issuance was received. On October 20, 2004, an additional $35.0 million was received.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of December 31, 2004, and the results of its operations, changes in net assets and cash flows for the period ended December 31, 2004. The results of operations for the period ended December 31, 2004, are not necessarily indicative of the operating results to be expected for a full year. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company's Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service, by using the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker dealers. At December 31, 2004, all investments were valued based on prices from a nationally recognized exchange or nationally recognized third-party pricing service.

Investments not listed on a recognized exchange or priced by an approved source ("Unquoted Investments") are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a) for semi-liquid investment positions with a value of $35 million or greater but less than $70 million, the most recent quote provided by an approved investment banking firm;

b) for semi-liquid investment positions with a value greater than $70 million, the most recent valuation provided by an approved third-party appraisal;

c) for illiquid investment positions with a value of $35 million or greater, the most recent valuation provided by an approved third-party appraisal; and

d) However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company's assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company's development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company's securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company's securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian takes possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Foreign Securities

The Company invests in securities traded in foreign countries and denominated in foreign currencies. At December 31, 2004 investments denominated in foreign currencies totaled approximately 9.30% of the Company's net assets. All such open positions are converted at the closing rate in effect on December 31, 2004 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S dollars on the respective dates of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Foreign currency gains of $1,833,808 were included in unrealized gains on investments at December 31, 2004.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company's Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company's operations.

Equity Placement and Offering Costs

Placement costs for the Company's common equity and APS capital, were $14.0 million and $3.6 million, respectively. Offering costs totaled $1.0 million. These costs were charged to paid-in capital.

Organization Costs

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations.

Purchase Discounts

The majority of the Fund's high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and records a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes that because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Dividends to Shareholders

Dividends and distributions to common shareholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors and is generally based upon the taxable earnings estimated by the Investment Manager. Net realized capital gains are distributed at least annually. On December 31, 2004 the Board of Directors declared a dividend to common shareholders in the amount of $3.5 million payable on January 31, 2005.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on nets assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassifications among undistributed (or distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss), and paid-in capital. These differences are primarily due to a tax-basis net operating loss and non-deductible expenses.

At December 31, 2004, the Company had no distributable earnings on a tax basis from either ordinary income or long-term capital gains. Cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Company were as follows:

Unrealized appreciation                          $    17,795,557
Unrealized depreciation                                 (559,996)
                                                 ----------------
Net unrealized appreciation (depreciation)            17,235,561
                                                 ----------------

Cost                                             $   239,740,981

During the year, the Company made distributions of $439,049 to APS holders, which were treated as returns of capital for U.S. Federal income tax purposes. On December 31, 2004, the Company declared a dividend to common shareholders of $3.5 million, which will be treated as a 2005 distribution for U.S. Federal income tax purposes.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

3. Allocations and Distributions

SVOF/MM, LLC (the "Special Member") holds the Series S preferred stock (see Note 7 below) and is entitled to distributions declared theron in the amounts and at the times described below. As set forth in the Operating Agreement, distributions made to common and the Series S preferred shareholder with respect to any accounting period are determined as follows:

a) First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted average return on undistributed capital attributable to the common shares.

b) Then, 100% to the Special Member as the holder of the Series S preferred stock until the amount distributed to the Special Member equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c) All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Special Member as the holder of the Series S preferred stock.

The timing of distributions of capital is determined by the Board of Directors. If the Company had liquidated all assets at December 31, 2004, distributions to the Series S shareholder would have been $1,692,547. A reserve for this amount is reflected in the accompanying financial statements.

APS dividend rates are determined by auction at periodic intervals and ranged from 2.45% to 2.50% per annum as of December 31, 2004.

The Series Z share dividend rate is fixed at 4% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.25% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and by the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $1.422 billion consisting of $711 million of capital committed by investors to purchase the Company's common shares, $238 million of APS and $473 million of debt.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility ("Senior Facility"). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million ("Total Maximum Commitment"), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at December 31, 2004 totaled $91 million. Borrowings under the Senior Facility at December 31, 2004 consisted of a $50 million revolving loan due on January 26, 2005 and $41 million borrowed on the swingline facility which was due to be repaid or converted to a revolving loan by the Company no later than January 18, 2005. As of December 31, 2004, the interest payable on amounts outstanding under the Senior Facility was $19,264. During the period ended December 31, 2004, the daily weighted average debt outstanding was $7,389,535. The weighted average interest rate on debt outstanding during the period was 2.42%. Interest payments made under the Senior Facility totaled $66,152 for the period from July 13, 2004 to December 31, 2004.

Advances under the Senior Facility bear interest, at the issuer's option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of; (x) the "Prime Rate" plus 0.43% per annum, and (y) the "Federal Funds Effective Rate," plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.


Period                                             Minimum Borrowing Amount
---------------------------------------------   --------------------------------
From Closing Date to End of Month 10
 following the Closing Date                       0% of Total Maximum Commitment

From Beginning of Month 11 to End of Month
 15 following the Closing Date                   15% of Total Maximum Commitment

From Beginning of Month 16 to End of Month
 20 following the Closing Date                   30% of Total Maximum Commitment

From Beginning of Month 21 to End of Month
 24 following the Closing Date                   40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity           75% of Total Maximum Commitment


6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major security exchanges. Banking activities are conducted with a firm headquartered in the New York area.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (Continued)

In the normal course of business, the Company's securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers and the Company's custodian. These activities may expose the Company to risk in the event brokers and dealers are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

7. Preferred Capital

In addition to the APS described in Note 1, the Company has one Series S preferred share and 400 Series Z preferred shares issued and outstanding.

Series S Preferred Share

The Company issued one share of its Series S Preferred shares to the Special Member, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. The Special Member is controlled by the Investment Manager and owned substantially entirely by the Investment Manager, certain affiliates and Babson Capital Management LLC. The Series S preferred share pays dividends as described in Note 3 above. The Series S preferred share ranks on par with the APS and Series Z preferred shares and votes with them as a single class. The Series S preferred share is redeemable at liquidation preference at any time if the investment advisory agreement with TCP is terminated for any reason.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS and the Series S preferred share with respect to the payment of dividends and distribution of amounts on liquidation, and will vote with the APS and Series S preferred share as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. Shareholders' Capital

Issuances of common stock to the Company's investors for the period ending December 31, 2004 were as follows:

=======================================================================
                                              Period from July 13, 2004
                                            (commencement of operations)
                                                   to December 31, 2004
-----------------------------------------------------------------------
Number of Common Shares issued                                  13,063
Gross Proceeds                                            $248,850,000
Offering Costs                                               ($970,426)
Equity Placement Costs                                    ($14,068,750)
APS Placement Costs                                        ($3,570,000)
-----------------------------------------------------------------------
Net Proceeds                                              $230,240,824
=======================================================================

9. Financial Highlights

                                                                                      Period from
                                                                                     July 13, 2004
                                                                                   (commencement of
                                                                                    operations) to
                                                                                   December 31, 2004
                                                                                   -----------------
Net asset value applicable to common shareholders, beginning of period                           --

Investment operations:
                      Net investment loss                                           $    (6,788,961)
                      Net realized gains                                                    301,860
                      Net change in unrealized appreciation                              17,235,561
                      Dividends to preferred shareholders from returns of capital          (432,049)
                      Reserve for potential dividends to preferred shareholders          (1,749,662)
                                                                                    ----------------
   Net increase in net assets applicable to common shareholders resulting
      from operations                                                                     8,566,749

Distributions to common shareholders from net investment income                          (3,500,000)
Net increase in net assets from common share transactions                               230,240,824
                                                                                    ----------------

Net asset value applicable to common shareholders, end of period                    $   235,307,573
                                                                                    ================

Per Common Share:
Net asset value, beginning of period                                                $     17,382.68

Investment operations:
                      Net investment loss                                                 (1,009.58)
                      Net realized gains                                                      42.34
                      Net change in unrealized appreciation                                2,049.82
                      Dividends to preferred shareholders from returns of capital            (50.38)
                      Reserve for potential dividends to preferred shareholders             (133.94)
                                                                                    ----------------
   Net increase in net assets resulting from operations                                      898.26

Distributions to common shareholders from net investment income                             (267.93)

                                                                                    ----------------
Net asset value, end of period                                                      $     18,013.01
                                                                                    ================

Period return to common shareholders(1)                                                         1.9%

---------------------
(1) Returns (net of financing costs, fund expenses, management fees, dividends paid to preferred shareholders, and the reserve for potential dividends to preferred shareholders) calculated on a monthly time-linked, dollar-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders             $235,307,574
Common shares outstanding at end of period                              13,063
Total expenses/average common equity                                       8.2%
Net investment income/average common shareholder equity                   (4.1%)
Portfolio turnover rate                                                   17.8%

Asset Coverage:

================================================================================
                           Shares Outstanding    Involuntary
                                 as of         Liquidation Value  Asset Coverage
                           December 31, 2004     per Share           per Share
--------------------------------------------------------------------------------
Series A Preferred Stock         1,500         $   25,007            $   60,565
Series B Preferred Stock         1,400             25,031                60,623
Series S Preferred Stock             1          1,693,547             4,101,670
Series Z Preferred Stock           400         $      510            $    1,234
--------------------------------------------------------------------------------


================================================================================
                                                                 Asset Coverage
                                  Debt Outstanding            per $1,000 of Debt
                                        as of                Outstanding as of
                                  December 31, 2004           December 31, 2004
--------------------------------------------------------------------------------
Senior Secured Revolving
 Credit Facility                     $91,000,000                      $400,673
--------------------------------------------------------------------------------

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

             Portfolio Asset Allocation (% of Cash and Investments)
                                   (Unaudited)

                                December 31, 2004


                              [PIE CHARTS OMITTED]

  Portfolio Holdings by Investment Type
  -------------------------------------

Bank Debt                           39.1%

Cash and Cash Equivalents           37.7%

Common Stock                         9.4%

Corporate Fixed Income Securities    9.1%

Government Securities                4.7%



      Portfolio Holdings by Industry
      ------------------------------

Cash and Cash Equivalents           37.7%

Machinery (Nonagriculture,
 Nonconstruction, Nonelectronic)    15.4%

Diversified / Conglomerate
 Manufacturing                      15.2%

Personal Transportation             12.0%

Telecommunications                   7.0%

Government Securities                4.7%

Leisure, Amusement, Motion
 Pictures and Entertainment          4.6%

Diversified / Conglomerate Service   3.4%

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                             Directors and Officers
                                   (Unaudited)

                                December 31, 2004


      The Directors and executive officers of the Company are listed below. The Board of Directors governs the Company and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Company's activities, review contractual arrangements with service providers to the Company, and review the Company's performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

      The Company's Statement of Additional Information (SAI) includes more information about the Directors. Shareholders may request a free copy by calling
(310) 566-1000. Collect calls for this purpose are accepted.


1.  Independent Directors

Name (Age)
Principal Occupation(s)

Franklin R. Johnson (68)
- Year of Election or Appointment: 2004
- Director and Chairman of the Audit Committee of the Company. Mr. Johnson currently serves on the board of directors, audit committee and nominating and governance committee of Reliance Steel & Aluminum Co., and the board of directors and audit committee of Party City Corporation, interests in which are owned by the other investment funds managed by TCP. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm. Mr. Johnson holds a B.S. in accounting and an M.B.A. from the University of California, Los Angeles. Mr. Johnson oversees one portfolio in the fund complex as a director.

M. Christian Mitchell (49)
- Year of Election or Appointment: 2004
- Director and Audit Committee Member of the Company. Mr. Mitchell retired in 2003 from Deloitte & Touche after 26 years. From 2001 to 2003, he was the National Managing Partner of the Mortgage Banking and Finance Companies practice and a member of the National Financial Services Management Committee. From 1998 to 2001, he was the Regional Managing Partner (for the western United States) of the Enterprise Risk Services Practice, including serving on that practice's Global and National Management Committees. He became a director of Hanmi Financial Corporation in 2004, and currently serves as chair of the audit committee and as a member of the planning and compliance committee. Mr. Mitchell holds a B.S. in accounting from the University of Alabama. He oversees one portfolio in the fund complex as a director.

Brian F. Wruble (61)
- Year of Election or Appointment:  2004
- Director and Audit Committee Member of the Company. Mr. Wruble is a private investor in New York City. He is a general partner of Odyssey Partners, L.P. and was a founder of Odyssey Investment Partners, LLC, both private investment firms in New York. Prior to joining Odyssey in 1995, Mr. Wruble was president and CEO of the Delaware Group of Mutual Funds. Mr. Wruble serves on boards which include the Institute for Advanced Study, the Jackson Laboratory, and the Oppenheimer Funds. He is a past governor of the Association for Investment Management and Research and a past chairman of the Institute of Chartered Financial Analysts. Mr. Wruble has both a bachelors and a masters degree in electrical engineering from Cornell University and an M.B.A. from New York University. Mr. Wruble oversees one portfolio in the fund complex as a director.


2.  Interested Directors and Officers

Name (Age)
Principal Occupation(s)

Michael E. Tennenbaum (69)
-  Year of Election or Appointment:  2004
- Chief Executive Officer of the Company. Mr. Tennenbaum also serves as Senior Managing Partner and a voting member of the Investment Committee of TCP. Before forming TCP and its predecessor, Special Value Investment Management, LLC, he served for 32 years in various capacities at Bear Stearns including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm's Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. While at Bear Stearns, Mr. Tennenbaum completed approximately 200 transactions in a variety of industries, including manufacturing, healthcare, gaming, energy, media, transportation and retailing. Mr. Tennenbaum's activities have included providing financial advisory services, advising on mergers, recapitalizations and private and public financings (both equity and debt), advising with respect to management buyouts, providing expert testimony and fairness opinions and advising in respect of restructurings and insolvencies.

      Mr. Tennenbaum has served on the boards of many public and private companies including Bear Stearns Companies, Inc., Tosco Corporation, Jenny Craig, Inc., and Arden Group. He currently serves as the Chairman of Pemco Aviation Group, Inc. and as a Vice Chairman of Party City Corporation and Chairman of Anacomp, Inc. While at Bear Stearns, Mr. Tennenbaum's clients included MGM Grand, for whom he helped raise financing for its $1 billion project in Las Vegas; the State of California, whom Mr. Tennenbaum advised on its lengthy privatization of Blue Cross of California; PSA, which was taken public and then was sold to U.S. Air; and Tosco Corporation, for whom he negotiated a significant recapitalization and refinancing. In addition, Mr. Tennenbaum structured and negotiated the sale of Wickes Companies, Inc. and the recapitalization of Jenny Craig, Inc.

      Mr. Tennenbaum is a member of the Harvard Business School Board of Associates. He is also Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. Additionally, Mr. Tennenbaum is a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group. He serves as a Director of the Los Angeles World Affairs Council and a member of its Investment Committee. Mr. Tennenbaum is also a Member of the UCLA School of Medicine Board of Visitors. He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. Further, he served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

      A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from Harvard Business School. Mr. Tennenbaum oversees one portfolio in the fund complex as a director.

Howard M. Levkowitz (37)
- Year of Election or Appointment:  2004
- Director and President of the Company. Mr. Levkowitz also serves as a Managing Partner and voting member of the Investment Committee of TCP and is a Director of Party City Corporation and Chairman of its Nominating Committee. Prior to joining TCP in the beginning of 1997, he was an attorney at Dewey Ballantine. Mr. Levkowitz also serves as a Director of several non-profit organizations. Mr. Levkowitz has been the leader of and an active member of a number of restructuring committees. He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees one portfolio in the fund complex as a director.

Robert G. DiPaolo (38)
- Year of Election or Appointment:  2004
- Chief Financial Officer of the Company. Mr. DiPaolo is also Chief Financial Officer of TCP and a member of its Investment Committee. Prior to joining TCP in 1999, he was a Vice President of TCW. Previously, Mr. DiPaolo was employed as an audit and business consulting manager at the Los Angeles office of Arthur Andersen & Co., where he conducted financial audits, due diligence reviews, systems and controls assessments, and served as an instructor at the company's worldwide training center for the audit and consulting divisions. He graduated with a B.S. in Business Administration from the University of California at Riverside and is a Certified Public Accountant in the State of California.

Mark K. Holdsworth (39)
- Year of Election or Appointment:  2004
- Authorized Person of the Company. Mr. Holdsworth is also a Managing Partner and voting member of the Investment Committee of TCP. He also serves as a Director of Pemco Aviation Group, Inc. and Chairman of its Finance Committee, as well as Director of International Wire Group, Inc. Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and earlier as an Associate at a Los Angeles real estate advisory firm. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

David A. Hollander (43)
- Year of Election or Appointment:  2004
- Secretary of the Company. Mr. Hollander also serves as a Director and as General Counsel of TCP, and is a member of its Investment Committee. Prior to joining TCP in 2002, he worked for 16 years as an attorney for O'Melveny & Myers LLP. He specialized in leveraged finance, insolvency, and mergers and acquisitions. He has advised creditors, debtors, and boards of directors. He played a major role in the Phar-Mor and the Excite@Home bankruptcy cases, the leveraged purchases of the Illinois Central Railroad and of Ralphs Grocery Company, and in the sale of MiniMed to Medtronic. He received a B.S. in Economics (concentration in Accounting) with highest honors from The Wharton School at University of Pennsylvania and a J.D. from Stanford Law School, where he was associate editor of the Stanford Law Review.

Paul L. Davis (31)
- Year of Election or Appointment:  2004
- Chief Compliance Officer of the Company. Mr. Davis also serves as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Corporate Controller of a publicly traded stock brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the registrant's Chief Executive Officer and Chief Financial Officer. A copy of the code of ethics is filed as Exhibit EX-99.CODE ETH to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Franklin R. Johnson is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $40,000 for fiscal year 2004 and $0 for fiscal year 2003.

      (b) Audit-Related Fees. Not applicable.

      (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $56,000 for fiscal year 2004 and $0 for fiscal year 2003. The services comprising such fees related to tax advice concerning various regulated investment company organizational and compliance issues.

      (d) All Other Fees. Not applicable.

      (e) (1) Audit Committee's pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

      (e) (2) Not applicable.

      (f) Not applicable.

      (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $56,000 for fiscal year 2004 and $0 for fiscal year 2003.

      (h) The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                        TENNENBAUM CAPITAL PARTNERS, LLC
                               PROXY VOTING POLICY

      This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively "Tennenbaum") provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

      Special Value Opportunities Fund, LLC and Special Value Expansion Fund, LLC have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

      This policy is intended by Tennenbaum (i) to constitute "written policies and procedures" as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the "1940 Act").

                                   DEFINITIONS

      "Client" means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client's account.

      "Compliance Officer" means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

      "Conflict of Interest" means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

      "Investment Committee" means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

      "Portfolio Manager" means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity's investment decisions.

      "Proxy Voting Coordinator" means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

      "Registered Fund" means any Client registered as an investment company under the 1940 Act.

      "Social Issues" means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

      "Tennenbaum" means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

      "Voting Results" means the specific information described under the caption "Accumulating Voting Results."

                                   OBJECTIVES

      This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

      This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum's personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

      A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy's voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum's judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment's value or (ii) the achievement of the Client's investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

      It is unlikely that conflicts of interest will arise in the context of Tennenbaum's proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

      In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum's Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

      In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity's or account's investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

      In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

      The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

      (i) Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

      (ii) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

      (iii) Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

      (iv) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

      (v) Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

      (vi) Participating in the annual review of the policy function as set forth in this policy.

      THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE'S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

      The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

      The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

      The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

      (i)   The name of the issuer of the portfolio security;

      (ii)  The exchange ticker symbol of the portfolio security;

      (iii) The CUSIP number for the portfolio security;

      (iv)  The shareholder meeting date;

      (v)   A brief identification of the matter voted on;

      (vi)  Whether a vote was cast on the matter;

      (vii) How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

      (viii) Whether a vote was cast for or against management.

      The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

      The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

      The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client's portfolio securities.

Annual Review of Policy Function

      The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

      (i) Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

      (ii) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

      (iii) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

      (iv) Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

      Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

      It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client's investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

      It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

      The Compliance Officer shall maintain the following records:

      (i)   Copies of this policy as from time to time revised or supplemented;

      (ii) A copy of each proxy statement that Tennenbaum receives regarding Client securities;

      (iii) Voting Results for each Client;

      (iv) A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

      (v) A copy of each written Clients request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum's response thereto;

      (vi)  Communications to Client respecting Conflicts of Interest; and

      (vii) All written reports arising from annual reviews of policy function.

      The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum' fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission's EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted June 18, 2004


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

      (b) None.

ITEM 12. EXHIBITS.

      (a) (1) Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

      (a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as
Exhibit 99.CERT.

      (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By:  /s/ Michael E. Tennenbaum
     --------------------------
Name:  Michael E. Tennenbaum
Title: Chief Executive Officer
Date:  February 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Michael E. Tennenbaum
     --------------------------
Name:  Michael E. Tennenbaum
Title: Chief Executive Officer
Date:  February 28, 2005

By:  /s/ Robert G. DiPaolo
     --------------------------
Name:  Robert G. DiPaolo
Title: Chief Financial Officer
Date:  February 28, 2005